UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

MEGA WORLD FOOD HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Nevada	333-171046	27-4715504
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 Burtons Road
Marlton, New Jersey		08053
(Address of principal executive offices)		(Zip Code)

1.609.707.1519
Registrant’s telephone number, including area code:

Room C1D, 6/F, Wing Hing Industrial Building
14 Hing Yip Street, Kwun Tong, Kowloon, Hong Kong
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02   Unregistered Sales of Equity Securities.

On January 23, 2013, Mega World Food Holding Company (the “Company”) issued an aggregate of 2,500,000 shares of the Company's common stock, par value $.001 per share, to the eighteen (18) shareholders of Perpetual Wind Power Corporation ("Perpetual Wind") for the rights to its wind and solar powered turbine technology for which it has a patent pending with the United States Patent and Trademark office  (U.S. Patent App. Serial No. 61/257,578) as submitted on November 3, 2009 by Woodcock Washburn, a US law firm specializing in intellectual property law and as demonstrated on Perpetual Wind’s website at www.perpwindpower.com (the “Perpetual Wind Patent”).   As additional consideration, Perpetual Wind is returning to the Company's treasury, the 24,500,000 shares of common stock of the Company that it acquired from thirteen (13) shareholders of the Company this same day.  As a result, a change of control of the Company took place on this date, whereby said (18) shareholders of Perpetual Wind now own 2,500,000 of the Company's common stock out of a total of 3,000,000 total common stock outstanding.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

On January 23, 2013, the Company issued an aggregate of 2,500,000 shares of the Company's common stock, par value $.001 per share, to the eighteen (18) shareholders of Perpetual Wind for the Perpetual Wind Patent.   As additional consideration, Perpetual Wind is returning to the Company's treasury, the 24,500,000 shares of common stock of the Company that it acquired from thirteen (13) shareholders of the Company this same day.  As a result, a change of control of the Company took place on this date, whereby said (18) shareholders of Perpetual Wind now own 2,500,000 of the Company's common stock out of a total of 3,000,000 total common stock outstanding.

The Company is not aware of any arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(a)           On January 23, 2013, Lingling Wang, Lin Xiang Wang, Guangquing Chen, Hanjun Shi, Key Wu and Shaoyun Zhou presented to the Board of the Company a letter of resignation whereby they resigned from their positions as officers and directors with the Company, effective at 11;59 A.M. on January 23, 2013.  Their resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.

(c)           On January 23, 2013, the stockholders of the Company holding a majority in interest of the Company’s voting equity, approved by written consent and the members of the board of directors (the “Board”) of the Company approved by unanimous written consent, (i) the acceptance of resignation of Lingling Wang, Lin Xiang Wang, Guangquing Chen, Hanjun Shi, Key Wu and Shaoyun Zhou from their positions as officers and directors of the Company, and (ii) the appointment of Mr. Frank Pringle as Chief Executive Officer and Director and Ms. Elyse M. Thompson as Chief Financial Officer, Secretary and Director of the Company.

Frank Pringle, President and Chairman of the Board of the Company, attended Hiram College in Hiram, Ohio before leaving school to pursue a professional baseball contract.  He has taken technical/engineering classes at Georgia Tech, Towson University and Lake Erie College.  He worked in industrial engineering and sales for 30 years before starting his first engineering/material handling company in 1985.  He has taken two companies public prior to Perpetual Wind Power Corporation, one dealing with plastic bottle and glass recycling and the other with microwave technology to derive fuel from waste products.  He has applied for and/or obtained 19 patents pending/patents in various engineering and scientific disciplines.  His technologies have been featured in many trade magazines and other media outlets including Popular Science (Best of What’s New 2007) and Time Magazine (Best Inventions of the Year 2008).

Elyse M. Thompson is the Secretary, Chief Financial Officer and Director of the Company.  Ms. Thompson graduated from Ohio University in June 1985 with a B.A. in Sociology/Criminology and a Minor in Psychology.  Since graduating from college, she has worked in an administrative capacity for a number of companies.  In the past 17 years, she has served as Office Manager and Executive Assistant to the President with duties including maintenance of records, bank deposits, accounting, payroll and human resource administration.  She has extensive experience with preparation of Power Point Presentations, Excel spreadsheets, executive correspondence and reports.  At Perpetual Wind Power Corporation, Ms. Thompson has participated in presentations for business development, coordinated and created website and marketing materials, and has facilitated all administrative responsibilities.

Involvement in Certain Legal Proceedings

During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Family Relationships

Neither Mr. Pringle nor Ms. Thompson has a family relationship with any of the previous officers or directors of the Company.  Mr. Frank Pringle along with his wife own a total of 67% or 2,009,793 of the Company's total outstanding common shares.  Ms. Thompson owns a total of 2.78% or 83,333 of the Company's total outstanding common shares.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.:	Description:
10.1 *	Patent Acquisition Agreement
99.1	Resignation Letter of Guangqing Chen dated January 24, 2013
99.2	Resignation Letter of Ku Wu dated January 24, 2013
99.3	Resignation Letter of Lingling Wang dated January 24, 2013
99.4	Resignation Letter of Linxiang Wang dated January 24, 2013

*   Oreviously Filed
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2013	MEGA WORLD FOOD HOLDING COMPANY

	By:	/s/ Frank Pringle
Frank Pringle
Chief Executive Officers